UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Tammy L. Schultz

does hereby authorize William J. Evers, Christopher J. Madin, and Jordan K. Thomsen, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ Tammy L. Schultz	Dated as of April 15, 2021
Tammy L. Schultz Chairman, President and Chief Executive Officer

Appendix A

Union Security Insurance Company Power of Attorney
Dated as of April 15, 2021
Filed on Form N-6
File Numbers:

033-65243
333-69327
033-03919
033-28551
033-48266

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Athanasios Bolovinos

does hereby authorize William J. Evers, Christopher J. Madin, and Jordan K. Thomsen, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ Athanasios Bolovinos	Dated as of April 15, 2021
Athanasios Bolovinos Chief Financial Officer, Treasurer, Assistant Secretary

Appendix A

Union Security Insurance Company Power of Attorney
Dated as of April 15, 2021
Filed on Form N-6
File Numbers:

033-65243
333-69327
033-03919
033-28551
033-48266

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Paula SeGuin

does hereby authorize William J. Evers, Christopher J. Madin, and Jordan K. Thomsen, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ Paula SeGuin	Dated as of April 15, 2021
Paula SeGuin Vice President, Director

Appendix A

Union Security Insurance Company Power of Attorney
Dated as of April 15, 2021
Filed on Form N-6
File Numbers:

033-65243
333-69327
033-03919
033-28551
033-48266

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Fernand LeBlanc

does hereby authorize William J. Evers, Christopher J. Madin, and Jordan K. Thomsen, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ Fernand LeBlanc	Dated as of April 15, 2021
Fernand LeBlanc Director

Appendix A

Union Security Insurance Company Power of Attorney
Dated as of April 15, 2021
Filed on Form N-6
File Numbers:

033-65243
333-69327
033-03919
033-28551
033-48266

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Lisa Young

does hereby authorize William J. Evers, Christopher J. Madin, and Jordan K. Thomsen, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ Lisa Young	Dated as of April 15, 2021
Lisa Young Director

Appendix A

Union Security Insurance Company Power of Attorney
Dated as of April 15, 2021
Filed on Form N-6
File Numbers:

033-65243
333-69327
033-03919
033-28551
033-48266

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Eric Kurzrok

does hereby authorize William J. Evers, Christopher J. Madin, and Jordan K. Thomsen, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ Eric Kurzrok	Dated as of April 15, 2021
Eric Kurzrok Director

Appendix A

Union Security Insurance Company Power of Attorney
Dated as of April 15, 2021
Filed on Form N-6
File Numbers:

033-65243
333-69327
033-03919
033-28551
033-48266